Exhibit 10.24


                             SHAREHOLDERS AGREEMENT




                        Protocol Resource Management Inc.




                                 August 28, 2000
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                             Shareholders Agreement

     SHAREHOLDERS AGREEMENT ("Agreement"), dated August __, 2000 , among Protocol Resource Management, Inc. a Ontario corporation (the "Company"), Pico Holdings, Inc. a Delaware corporation or its nominee ("Pico") and Solpower Corporation, a Nevada corporation ("Solpower") and any other persons or entities which become parties to this Agreement and each of their respective Permitted Transferees or Involuntary Transferees, who become Shareholders, as the case may be, are referred to herein, collectively, as the "Shareholders".

                                    RECITALS

     WHEREAS, pursuant to a Share Purchase Agreement dated even date herewith, Pico and Solpower have acquired all of the outstanding common shares, each with a par value of $0.01 per share ("Shares"), which Shares are the only capital shares of the Company, and plan to pursue the business of the Company and have reached certain understandings with respect to the ownership, voting and transfer of the Shares of the Company and have agreed to enter into a Shareholders' Agreement to provide for certain rights and obligations of the Shareholders to each other and to the Company in respect to the governance of the Company and the issuance, transfer or disposition of the Shares of the Company; and

     WHEREAS, the Shareholders believe it to be in their best interests and in the best interests of the Company that they enter into this Agreement providing for such rights and restrictions with respect to the ownership, transfer and voting of Shares and governance of the Company.

     NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, the parties hereto agree as follows:

     1. RESTRICTIONS ON TRANSFER OF SHARES.

     1.1 GENERAL RESTRICTION ON TRANSFER. Prior to the closing of an underwritten public offering ("IPO") pursuant to an effective registration statement (a "Registration") under the Securities Act of 1933, as amended (the "Act"), that covers together with any prior effective Registrations: (i) not less than 40% of the outstanding Shares of the Company on a fully diluted basis; and (ii) Shares that, after the closing of such IPO, will be traded on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market (but excluding the OTCBB) no Shares now or hereafter owned by any Shareholder or any Permitted Transferee or any Involuntary Transferee or any interest therein may, directly or indirectly, be sold, assigned, mortgaged, transferred, pledged, hypothecated or otherwise disposed of or transferred (hereinafter collectively referred to as "Transfers" or "Transferred") except pursuant to this Agreement.

     1.2 PERMITTED TRANSFEREES.

          (a) SCOPE OF TRANSFER. Subject to subsection (c) of this Section 1.2, a Shareholder may Transfer any Shares or an interest therein or its rights to subscribe for the same with the prior written consent of the Company's Board of Directors (the "Board"), which consent shall not be unreasonably withheld to,
(x) a corporation or other entity which is controlled by, under common control with, or which controls the Shareholders or the equity holders of which are only such Shareholder or other equity owners of the Shareholder or which is a

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successor by merger,  consolidation or  reorganization to the Shareholder or (y)
to one or more Shareholders ("Permitted Transferees"). In addition to the foregoing, any transferee of a Shareholder described above may Transfer Shares back to such Shareholder or to another Permitted Transferee of such Shareholder.

          (b) SECURITY AGREEMENTS. Subject to subsection (c) of this Section 1.2, a Shareholder, with the prior written consent of the Board, consent shall not be unreasonably withheld, may pledge any or all Shares now or hereafter owned by it or grant a security interest therein to secure indebtedness of the Shareholder owing to the Company or a bank or other financial institution, so long as such indebtedness was incurred either (x) for the purpose of paying all or part of the purchase price of such Shares (or the shares for which such Shares were exchanged) or (y) for the purpose of refinancing indebtedness incurred for such purpose, provided, however, that any transferee pursuant to this subsection (b) shall acquire only a security interest in such Shares entitling such transferee to the proceeds from any sale of such Shares made in compliance with the terms of this Agreement and not title to such Shares or any other rights incident thereto. The pledge agreements, hypothecation agreements or other related financing agreements of any Shareholder shall be subject to and acknowledge the rights of the Company and the other Shareholders set forth herein.

          (c) AGREEMENTS TO BE BOUND. Any Transfer of Shares made pursuant to subsection (a) or (b) of this Section 1.2 to a Permitted Transferee shall be permitted and shall be effective only if such Permitted Transferee shall agree in writing to be bound by the terms and conditions of this Agreement pursuant to the Joinder to Shareholders Agreement annexed hereto or pursuant to a similar instrument of assumption reasonably satisfactory to the Company.

     2. FAIR MARKET VALUE.

     For the purposes of this Agreement, the "Fair Market Value" of any Share being purchased by or sold to the Company or for which a value needs to be set hereunder shall be the fair market value of the entire equity interest of the Shares of the Company taken as a whole, divided by the number of outstanding Shares, all calculated on a fully diluted basis including any outstanding warrants and options then exercisable currently or within 60 days without additional premiums for control or discounts for minority interests or restrictions on transfer or issuance, and shall be determined as of the date which is the end of the most recently completed fiscal quarter or such other date as the Company may determine. Fair Market Value shall be determined by a nationally recognized valuation firm selected by the Company. The selection of such firm and the date of the determination shall be reasonably acceptable to each Shareholder.

     3. SALES TO THIRD PARTIES.

          3.1 GENERAL. A Shareholder may not sell all or any portion of the Shares except as otherwise permitted under this Section 3.

          3.2 RIGHT OF FIRST REFUSAL.

               (a) NOTICE OF PROPOSED TRANSACTION. If a Shareholder (the "Selling Shareholder") shall have received a bona fide offer or offers from a third party or parties to purchase all of that person's Shares, then prior to selling such Shares to such third party or parties such Selling Shareholder

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shall  deliver to the  Company  and each  other  Shareholder  (the  "Non-Selling
Shareholders") a notice (the "Sale Notice") signed by such Selling Shareholder setting forth:

                    (i)   the name of the third party or parties;

                    (ii) the number of Shares subject to the offer (the "Offered Shares");

                    (iii) the prospective purchase price per Share;

                    (iv) all material terms and conditions contained in the offer of the third party or parties;

                    (v) the Selling Shareholder's offer (irrevocable by its terms for 30 days following receipt) to sell to the Non-Selling Shareholders all or part of the Shares covered by the offer of the third party or parties, for a purchase price per Share, and on other terms and conditions, not less favorable to the Non-Selling Shareholders than those contained in the offer of the third party or parties (an "Offer");

                    (vi) the number of Shares each Non-Selling Shareholder shall be entitled to purchase from the Selling Shareholder pursuant to the Right of First Refusal set forth in this Section; and

                    (vii) closing arrangements and a closing date (not less than
                          45 nor more than 60 days following the date of such letter) for any purchase and sale that may be effected by the Non-Selling Shareholders pursuant to this
                          Section 3.

               (b) RIGHTS OF NON-SELLING SHAREHOLDERS. Each Non-Selling Shareholder shall, within 15 days after receipt of the Sale Notice from the Selling Shareholder, have the right to elect to purchase that number of Shares which is equal to the product of the Offered Shares and the fraction determined by dividing the number of Shares, all calculated on a fully diluted basis including any outstanding warrants and options then exercisable currently or within 60 days, then owned by such Non-Selling Shareholder by the aggregate number of Shares owned by all of the Non-Selling Shareholders, (the "Right of First Refusal"). Each Non-Selling Shareholder shall have a period of 15 days after receipt of the Sale Notice from the Selling Shareholder, to give the Selling Shareholder and the Company written notice of his intention to exercise the Right of First Refusal. The Selling Shareholder shall notify each Non-Selling Shareholder whether any Non-Selling Shareholder failed to exercise the Right of First Refusal and the number of Shares that are still available.

               (c) ALLOCATION OF UNEXERCISED RIGHTS. If any Non-Selling Shareholder elects not to exercise the Right of First Refusal, then the Non-Selling Shareholders who have elected to exercise the Right of First Refusal (the "Electing Shareholders") shall be entitled, within 10 days after receipt of notice from the Selling Shareholder of the number of Shares that any Non-Selling

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Shareholders have elected not to purchase (the "Reoffered Shares"),  to purchase all or any of the Reoffered Shares, provided that, if the Electing Shareholders in the aggregate elect to purchase more Shares than the number of Reoffered Shares, the Reoffered Shares shall be allocated pro rata among the Electing Shareholders who have exercised this right to purchase Reoffered Shares in proportion to the number of Shares owned by them prior to the Offer.

               (d) EFFECTING SALES. If, upon the expiration of 30 days following receipt by the Non-Selling Shareholders of the Sale Notice described in Section 3.2(a), the Non-Selling Shareholders have not exercised (in whole or in part), the Right of First Refusal contained herein, the Selling Shareholder may sell to such third party or parties all of the Shares covered by the Offer which the Non-Selling Shareholders have not agreed to purchase, for the purchase price and on the other terms and conditions contained in the Offer. If the Non-Selling Shareholders shall accept such Offer, the closing of the purchase and sale pursuant to such acceptance shall take place as set forth in the Sale Notice.

          3.3 AGREEMENTS TO BE BOUND. Notwithstanding anything contained in this
Section 3, any sale to a third party or any Involuntary Transfer (as defined in Section 3.4) to an Involuntary Transferee (as defined in Section 3.4) shall be permitted under the terms of this Agreement only if such third party or Involuntary Transferee, as the case may be, shall agree in writing to be bound by the terms and conditions of this Agreement pursuant to the Joinder to Shareholders Agreement attached hereto or another instrument of assumption reasonably satisfactory to the Company.

          3.4 INVOLUNTARY TRANSFERS. In the case of any transfer of title or beneficial ownership of Shares upon default, foreclosure, forfeit, court order, or otherwise than by a voluntary decision on the part of a Shareholder (an "Involuntary Transfer"), the Company shall have the right but not the obligation to purchase such Shares pursuant to this Section 3.4. Upon the Involuntary Transfer of any Shares, such Shareholder shall promptly (but in no event later than 10 days after such Involuntary Transfer) furnish written notice (the "Involuntary Transfer Notice") to the Company indicating that the Involuntary Transfer has occurred, specifying the name of the person to whom such Shares have been transferred (the "Involuntary Transferee"), giving a detailed description of the circumstances giving rise to, and stating the legal basis for, the Involuntary Transfer. Upon the receipt of the Involuntary Transfer Notice, and for 90 days thereafter, the Company shall have the right, but not the obligation, to purchase, and the Involuntary Transferee shall have the obligation to sell, all (but not less than all) of the Shares acquired by the Involuntary Transferee for a purchase price equal to the Fair Market Value of such Shares on the date of transfer to the Involuntary Transferee. The Company's right to purchase pursuant to this Section 3.4 shall be assignable in whole or in part to any one or more Shareholders with such rights to be accorded and exercised in accordance with Section 3.2. In the event that neither the Company nor the other Shareholders exercise their rights, then the Involuntary Transferee may elect to remain a Shareholder or seek a third party offer under
Section 3.2 and in accordance with the procedures therein. Any Transfer under this Section 3.4, and the payments of cash or other consideration, under Section
3.5 or otherwise, shall be implemented and closed within 180 days of the date of the Transfer Notice.

          3.5 TERM OF PAYMENT FOR INVOLUNTARY TRANSFERS. If the Company exercises its rights pursuant to Section 3.4, the Company may elect to pay the purchase price to be determined pursuant to Section 2 hereof in cash at closing

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or in installments.  The Company shall state in its written notice under Section
3.4 whether it elects to pay in cash in full or in installments, and if in installments, the specific terms of such installments within the requirements set forth in this Section 3.5. If the Company fails to state in such written notice its election to pay in cash in full or in installments, the Company shall be deemed to have elected to pay in installments with fifty percent (50%) of the Fair Market Value to be paid as a down payment and the balance of the Fair Market Value to be evidenced by a promissory note of the Company in the principal amount of the unpaid balance of the Fair Market Value and payable in at least five (5) but not more than ten (10) equal semi-annual installments of principal and interest, with interest thereon at the rate of ten percent (10%) per annum. Such promissory note shall provide for the acceleration of the due dates thereof in the event of default in any principal or interest payment, and shall allow the Company to prepay all or any part of the promissory note at any time or from time to time without penalty. In the event that the Shares are acquired by a Shareholder under Section 3.4 then the Fair Market Value shall be due in cash unless the Involuntary Transferee, in his, her or its sole discretion, elects to accept payment on the same terms available to the Company in this Section 3.5 or on other terms agreed to by the parties, but in all events, subject to this Agreement including the limitations on the Security Agreement set forth in Section 1.2(b).

     4. OPTIONAL PARTICIPATION IN SALES OF COMMON STOCK ("TAG ALONG RIGHTS").

               (a) REQUIREMENT OF PARTICIPATION. If any one or more of the Shareholders (a "Seller") shall at any time desire to Transfer Shares to a third party other than a Permitted Transferee, in a privately negotiated transaction and such Shares (together with the aggregate number of Shares of theretofore Transferred by such Shareholders, excluding Transfers to Permitted Transferees) equal more than 50% of the outstanding Shares on a fully diluted basis, all calculated on a fully diluted basis including any outstanding warrants and options then exercisable currently or within 60 days, measured as of the latest date on which such Shareholder may deliver or cause to be delivered the Transfer Notice referred to in Section 4(c), then each Shareholder shall be entitled, subject to Section 4(e), to participate pro rata in such Transfer at the same price and on the same terms and conditions applicable to the Seller.

               (b) AMOUNT. Each Shareholder shall have the right to Transfer in a transfer subject to this Section 4 up to a percentage of the number of Shares owned by such Shareholder equal to the percentage derived by dividing the aggregate number of Shares specified in the Transfer Notice delivered pursuant to Section 4(c) by the aggregate number of Shares then owned by Seller.

               (c) TRANSFER NOTICE. The Seller shall deliver or cause to be delivered to each Shareholder a written notice (a "Transfer Notice") of a proposed Transfer subject to this Section 4 no later than 30 days prior to the proposed closing thereof. Such notice shall make reference to the Shareholders' rights hereunder and shall describe in reasonable detail (i) the aggregate number of Shares to be Transferred by the Seller if none of the other Shareholders participate, (ii) the aggregate number of Shares then owned by the Seller, (iii) the person or entity to whom or which such Shares are proposed to be Transferred, (iv) the terms and conditions of the Transfer, including the consideration to be paid therefor, (v) the maximum percentage of the Shares to include in the Transfer and (vi) the proposed date, time and location of the closing of the Transfer.

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               (d)  PARTICIPATION  NOTICE.  Each Shareholder  shall exercise its right to participate in a Transfer of Shares pursuant to this Section 4 by delivering to the Seller a written notice (a "Participation Notice") stating its election to do so and specifying the number of Shares, which shall not exceed the number of Shares determined for such Shareholder pursuant to Section 4(b)) held by him, her or it to be Transferred no later than 15 days after receipt of the Transfer Notice. Failure to provide a Participation Notice within such 15-day period shall be deemed to constitute an election by such Shareholder not to exercise its rights pursuant to this Section 4, and the Seller shall have 60 days following the expiration of such 15-day period in which to Transfer the number of Shares equal to the difference between the number set forth in the Transfer Notice pursuant to Section 4(c)(i) and the aggregate number of Shares as to which the Seller has received a Participation Notice, on terms not more favorable to the Seller than those set forth in the Transfer Notice. Each
Shareholder who has so elected pursuant to a Participation Notice shall thereupon be required to deliver at such closing the certificate or certificates representing all (or such lesser number determined pursuant to Section 4(b)) of the Shares held by him, her or it, duly endorsed for transfer, and shall be entitled to receive the net proceeds allocable to the Transfer thereof, after deduction of such Shareholder's proportionate obligations for the reasonable expenses of Transfer, which obligations shall not exceed an amount proportionate to the amount of such expenses allocated to the Seller. If, at the end of the 60-day period following the expiration of such 15-day period, the Seller has not completed the Transfer of Shares, the Seller may not later sell the Shares pursuant to this Section 4 without again fully complying with the provisions of this Section 4.

               (e) EXCEPTIONS. The obligation and rights of the Shareholders pursuant to this Section 4 shall not apply to any Transfer by a Seller of Shares
(i) pursuant to a distribution to the public (whether pursuant to a registered public offering, Rule 144 or otherwise) or (ii) to a third party that is not a Permitted Transferee in a transaction in which the number of Shares Transferred does not exceed (together with the aggregate number of Shares theretofore Transferred in the then current fiscal year by the Seller, excluding Transfers to Permitted Transferees) 5% of the then outstanding Shares; provided, however, that such sales of 5% or less of the outstanding Shares shall be aggregated with previous sales to determine whether the 50% threshold set forth in Section 4(a) has been met, notwithstanding that such sales may, after such threshold has been met, be made without giving rise to "tag-along rights" under this Section 4(a) after such threshold has been met, to the extent permitted in this sentence.

               (f) If the provisions of both Section 3 and Section 4 are applicable to the same transaction, each Shareholder shall be entitled to make its elections under Section 3 or Section 4 and any Shares sold pursuant to this
Section 4 shall also be subject to the provisions of Section 3.

     5. CORPORATE ACTIONS.

          5.1 ELECTION OF DIRECTORS AND OFFICERS. Pico and Solpower and their respective Permitted Transferees or Involuntary Transferees further agree in their capacity as Shareholders of the Company to cast their votes in such a manner so as to set the Board of Directors initially at four (4) directors and to elect two (2) directors designated by Pico and two (2) directors designated by Solpower (or their respective successors as a result of any Involuntary Transferees or Permitted Transferees) as members of the Board of the Company. The Shareholders and the directors elected or designated during the term of this

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Agreement  further  agree,  to the extent  permitted,  to take such action as is necessary to cause the persons so designated to be re-elected as Directors and to cause such nominees to be elected and re-elected as directors. To the extent the size of the Board of Directors is modified, the Shareholders also agree to maintain the Board at 50% representation for each of Pico and Solpower for their successor Shareholders, unless the Board otherwise determines by unanimous vote.

          5.2 ADDITIONAL DIRECTORS. Pico and Solpower agree that any persons elected as directors of the Company shall be required to agree to require all Shareholders to be bound by this Agreement and to agree personally to the provisions of Section 5 of this Agreement prior to the date of their election and whether or not such person becomes a Shareholder subject to this Agreement.

     6.  APPLICATION  OF AGREEMENT  TO NEW  SHAREHOLDERS  AND SHARE  CERTIFICATE
LEGEND.

          6.1 AGREEMENTS TO BE BOUND. In addition to the provisions of Section 3.3, any transferee of Shares and any holder of additional Shares ("New Shares") issued by the Company shall be required to accept all the terms and conditions of this Agreement before the transfer of any Shares or the issuance or transfer of New Shares and shall agree in writing to be bound thereby pursuant to the Joinder to Shareholders Agreement attached hereto or another instrument of assumption reasonably satisfactory to the Company.

          6.2 SHARE CERTIFICATE LEGENDS. A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company. Each certificate representing Shares or New Shares owned by the Shareholders shall bear upon its face the following legends:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND OTHER CONDITIONS, AS SPECIFIED IN A SHAREHOLDERS' AGREEMENT DATED AUGUST ___, 2000, AS AMENDED FROM TIME TO TIME, COPIES OF WHICH ARE ON FILE AT THE OFFICE OF THE COMPANY AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF SUCH SHARES UPON WRITTEN REQUEST."

     "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("1933 ACT"), OR UNDER STATE SECURITIES LAWS, AS APPLICABLE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL REGISTERED UNDER THE ACT AND APPROPRIATE QUALIFICATIONS UNDER ANY
APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH SALE, TRANSFER, ASSIGNMENT, PLEDGE OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, SUCH LAWS AS WELL AS THE SHAREHOLDERS AGREEMENT, DATED AS OF MARCH 15, 1997, AS AMENDED FROM TIME TO TIME."

     In addition, certificates representing Shares or New Shares owned by residents of California shall bear the following legend:

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     "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS  SECURITY,  OR ANY
INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

     All Shareholders shall be bound by the requirements of such legends to the extent that such legends are applicable. Upon a registration of any Shares or New Shares, the certificate representing the registered securities shall be replaced, at the expense of the Company, with certificates not bearing any legend, to the extent a legend is no longer required.

     7. GENERAL PROVISIONS.

          7.1 AMENDMENT AND MODIFICATION. This Agreement may be amended, modified or supplemented only by a written agreement executed by the Company, Pico, Solpower, and any other Shareholders who have become parties hereto.

          7.2 ASSIGNMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. In the case of Permitted Transferees, third parties and Involuntary Transferees, such Permitted Transferees, third parties or Involuntary Transferees, as the case may be, shall be deemed the Shareholder hereunder for purposes of obtaining the benefits or enforcing the rights of such Shareholder hereunder, provided that no Permitted Transferee, third party or Involuntary Transferee, as the case may be, shall derive any rights under this Agreement unless and until such Permitted Transferee, third party or Involuntary Transferee, as the case may be, has delivered to the Company a valid undertaking to become, and becomes, bound by the terms of this Agreement to which the transferring Shareholder is subject.

          7.3 TERMINATION. Any party to, or person who is subject to, this Agreement which ceases to own Shares or any interest therein shall cease to be a party to, or person who is subject to, this Agreement and thereafter shall have no rights or obligations hereunder.

          7.4 RECAPITALIZATIONS, EXCHANGES, ETC. AFFECTING THE SHARES. Except as otherwise provided herein, the provisions of this Agreement shall apply to the full extent set forth herein with respect to (a) the Shares and (b) any and all New Shares and any other shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for the Shares of, by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise. Except as otherwise provided herein, this Agreement is not intended to confer upon any person, except for the parties hereto, any right or remedies hereunder.

          7.5 FURTHER ASSURANCES. Each party hereto or person subject hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other part hereto or person subject hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transaction contemplated hereby.

          7.6 GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder and the persons subject hereto shall be governed by, and construe and interpreted in accordance with, the laws of the State of California, without giving effect to the choice of law principles thereof.

          7.7 INVALIDITY OF PROVISION. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.

          7.8 NOTICES. All notices and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed duly given if delivered personally or by telecopy or mailed by registered or certified mail (return receipt requested) or by Federal Express or other similar courier service to the parties at the following addresses or (at such other address for the party as shall be specified by like notice):

               (a)  If to Solpower:
                    Solpower Corporation
                    7309 East Stetson Drive
                    Suite 102
                    Scottsdale, AZ  85251
                    Attn: Chief Executive Officer

                    With a copy to:
                    Brand Farrar & Buxbaum, LLP
                    515 S. Flower Street, Suite 3500
                    Los Angeles, CA  90071-2201
                    Attn: Margaret G. Graf

                    If to Pico:
                    Pico Holdings, Inc.
                    875 Prospect Street
                    Suite 301
                    La Jolla, CA  92037
                    Attn: Peter Wood
                    Telecopier:  858-456-6172

                    With a copy to:
                    General Counsel
                    Pico Holdings, Inc.
                    875 Prospect Street
                    Suite 301
                    La Jolla, CA  92037
                    Telecopier: 858-456-6172

                    If to the Company
                    Protocol Resource Management Inc.
                    330 Industrial Parkway South
                    Aurora, Ontario, Canada
                    L4G 3V7
                    Attn: James W. Flowers

                    With a copy to:
                    Wilson, Vukelich
                    Barristers & Solicitors
                    60 Columbia Way, Ste. 710
                    Markham, Ontario, Canada
                    L3R 0C9
                    Attention: Jordan Dolgin

               (b) if to any other Shareholder, as listed in the joinder of the Shareholder hereto or, if not so listed, to such Shareholder at the address reflected in the stock records of the Company, or as such Shareholder shall designate to the Company in writing.

          7.9 HEADINGS; EXECUTION IN COUNTERPARTS. The headings and captions contained herein are for convenience and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

          7.10 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings relating to the Shares, other than those expressly set forth or referred to herein.

          7.11 INJUNCTIVE RELIEF. The Shares cannot readily be purchased or sold in the open market, and for that reason, among others, the Company and the Shareholders will be irreparably damaged in the event this Agreement is not specifically enforced. Each of the parties therefore agrees that in the event of a breach of any provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the Company or the Shareholders may have.

          7.12 FEES AND EXPENSES. Each party shall be responsible for its own expenses and fees including attorneys' fees and expenses. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an allege dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement each party may seek to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled, as may be ordered in connection with such proceeding.

          7.13 TERM. This initial term of Agreement shall terminate upon the earlier to occur of (a) an IPO as described in Section 1, and (b) ___________, 2005, provided, however, if an IPO has not occurred prior to ____________, 2005, this Agreement shall be automatically extended for the longer of the period allowed under the laws of the state in which the Company is then incorporated or shall be renewed automatically year to year thereafter until terminated by mutual agreement of the parties to the Agreement.

     IN WITNESS WHEREOF, this Agreement has been signed by each of the parties hereto on the date opposite such party's signature hereto, and shall be effective as of the date first above written.


                                        SOLPOWER CORPORATION


Date: August 28, 2000                   By: /s/ Mark Robinson
      -----------------                     ------------------------------------
                                            Name:  Mark Robinson
                                            Title: President and Chief Executive
                                                   Officer


                                        PICO HOLDINGS, INC.


Date: August 28, 200                    By: /s/ John R. Hart
      -----------------                     -----------------------------------
                                            Name:  John R. Hart
                                            Title: CEO

                                    EXHIBIT A

                                   JOINDER TO
                             SHAREHOLDERS AGREEMENT
                      OF PROTOCOL RESOURCE MANAGEMENT, INC.

     By affixing a signature hereto, the undersigned, as a Shareholder of Protocol Resource Management, Inc. ("Company"), hereby joins in the execution of the Shareholders Agreement dated _______________, 2000, executed by the Company and its Shareholders, as amended to the date hereof. Upon acceptance of this Joinder by the Company, the undersigned shall be a party to said Shareholder Agreement.

     The execution of this Joinder shall be a counterpart execution of the said Shareholders Agreement, and the undersigned agrees to be bound by all the terms thereof as though he were an original party thereto.

     IN  WITNESS  WHEREOF,  the  undersigned  has  executed  this  Joinder as of
_____________.


--------------------------------                                ----------------
Signature of Shareholder                                        Number of Shares


                                   ACCEPTANCE

     The   foregoing   Joinder  is  hereby   accepted   by  the  Company  as  of
______________.


                                        By:
                                            ------------------------------------
                                            Title:

                                 Spousal Waiver

     ____________________ [Name of Spouse] hereby waives and releases any and all equitable or legal claims and rights, actual, inchoate or contingent which [he] [she] may acquire with respect to the disposition, voting or control of the Shares subject to this Agreement, except as set forth in the Shareholders Agreement, dated as of _______________, 2000, as amended through the date of this Spousal Waiver. I acknowledge that I have read the Shareholders Agreement and that I know its contents, including the fact that my spouse has agreed to limit the ownership, sale and transfer of the Shares of Protocol Resource Management, Inc. and the disposition of the proceeds of any such sale which, as a result, applies to any community interest I may have or acquire in the Shares.


Date:
      -----------------                 ----------------------------------------
                                                 [Signature of Spouse]

                                        ----------------------------------------
                                                     [Print name]

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------